-----------------
Kleinwort
Benson
Australian
Income Fund, Inc.
-----------------



Quarterly Report
January 31, 1997

-----------------
Kleinwort
Benson
Australian               Report to Shareholders
Income Fund, Inc.
-----------------

To Our Shareholders,

     During the three months ended January 31, 1997, bond prices in Australia were generally stable but the Australian dollar depreciated against the US dollar, leading to a modest decline in the net asset value of the Fund. The currency was little changed in trade-weighted terms, but underperformed a rising US dollar, mainly as a result of declining short-term interest rates in Australia. The currency has stabilized since the end of January and market expectations of a further narrowing of the interest rate differential between the US and Australia have lessened. The New Zealand dollar outperformed the Australian dollar over the period under review, and with New Zealand bond prices little changed the Fund's exposure to New Zealand was beneficial. Over the financial year to date, the Fund continued to fulfill its primary objective of achieving a high level of income return. At January 31, 1997, the Fund's closing market price was $8.875, a discount of 10.89% to its net asset value of $9.96.

     For the quarter ended January 31, 1997, the Fund achieved a total return on net asset value (with dividends reinvested) of -2.23%. The monthly dividend has been maintained at $0.065 per share, resulting in a current dividend yield of 8.79% based on the Fund's market price at January 31, 1997. In December the Fund declared an extra year-end dividend of $0.03 per share, which raises the yield to 9.13% when viewed on a trailing 12 month basis. The income yield remains ahead of US cash and bond investments for securities of credit quality comparable to the Fund's portfolio. A further analysis of the Fund's performance since inception is provided on page three.

------------------------
     MARKET SUMMARY
------------------------

     Recent developments in the Australian and New Zealand economies, debt and foreign exchange markets are detailed in the Economic Review. In summary, Australian economic growth slowed in late 1996 and early 1997 from the pace seen earlier in 1996. Inflation has continued to trend lower, with the underlying measure falling in the December quarter to the bottom of the Reserve Bank of Australia's 2%-3% target range. Short-term interest rates have declined by 1.5% since July, but market expectations of further cuts have been reduced in the face on continued concern over wage inflation. Given signs of improvement in the labor market, and the strength of private investment, there is a risk that expectations of stronger economic activity may increase these concerns. In New Zealand ongoing economic weakness has yet to feed into lower inflation statistics, but expectations of an improvement have led to lower short-term interest rates. Currency strength continues to subdue the economy, and there may be room for short rates to fall further in the near term.

------------------------
     OUTLOOK
------------------------

     The short-term direction of the Australian and New Zealand bond market is likely to be heavily influenced by US Treasury market conditions. While yields appear reasonably well supported at the present time, the Fund may seek to reduce its exposure to longer dated bonds in order to guard against wage related concerns in Australia. The Fund will continue to seek exposure to New Zealand as a

-----------------
Kleinwort
Benson
Australian               Economic Review
Income Fund, Inc.
-----------------

useful diversification and will also continue to invest where possible in securities which are not subject to any foreign withholding tax. The Australian dollar should receive support from the receding likelihood of further interest rate reductions, which should boost international capital flows into the currency.

     On behalf of the Board of Directors,

     /s/Sir Robert Cotton
     Sir Robert Cotton
     Chairman

     /s/David M. Felder
     David M. Felder
     President

     February 19, 1997

------------------------
     ECONOMIC REVIEW
------------------------

     Statistics released over the final quarter of 1996 confirmed the broad themes that had been in place earlier in the year. US economic growth continued to fluctuate considerably and following a strong second quarter slowed in the Autumn, before strengthening towards the year end. In Europe, the UK economy continued to grow at about 2.5% over 1995 levels, but in Germany and France overall recovery remained modest. In Japan, following some transitory strength earlier in the year, growth faltered with an estimated outcome for 1996 of 2%. In this environment of at best trend growth in the G7 economies, there was no material pressure on inflation which was steady at just under 3% in the US, 1.5% in Germany and 0.5% in Japan. Bond markets drew support from these developments, taking their lead from the US which in turn responded positively to weaker domestic data and short-term interest rate stability. Stronger growth in the US, relative to Europe and Japan, led to an appreciation of the US dollar against the Yen and the Deutschemark.

Australia

     Economic growth in Australia slowed over the second half of 1996 from the substantial levels reported in the first half of the year. GDP(A) grew by 3.8% in the twelve months ended September 1996, after having risen by 5.4% and 4.7% in twelve month periods ended in March and June, respectively. The September quarter data confirmed the strength in private investment that had been suggested by

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY

At January 31, 1997, the average maturity of the Fund's portfolio was 5.5 years, with an average duration of 4.0 years. The average current yield to maturity was 7.1%. 80% of the portfolio was invested in securities rated AAA, with the remaining 20% in AA rated securities.
--------------------------------------------------------------------------------

-----------------
Kleinwort
Benson
Australian               Performance from Inception through January 31, 1997
Income Fund, Inc.                                                    (Unaudited)
-----------------

 [The following table was represented as a line graph in the printed material.]

                   Growth of a Hypothetical $10,000 Investment

        Australian Index    Net Asset Value       Market Value    U.S. Index
        ----------------    ---------------       ------------    ----------
11/86        10000               10000               10000           10000
1/87         10311               10086               10000           10113
1/88         13473               12919               11783           10555
1/89         17890               16692               15572           11068
1/90         18090               16758               14909           12311
1/91         22020               19857               16214           13711
1/92         25215               22345               20927           15397
1/93         26269               22843               20868           17150
1/94         32150               27702               24602           18820
1/95         31393               27397               24599           18291
1/96         37617               32107               28429           21363
1/97         42850               35690               30044           21839

Since its inception in 1986, the Fund has achieved an average annualized return on market value of 11.43%, on the basis noted below. On a net asset value basis, which measures the performance of the Fund's underlying portfolio, the average annualized return has been 13.33%. Both the market and net asset value performance measures have outpaced the Salomon Brothers US Government Bond Index which has averaged 7.99%. The Salomon Brothers Australian Government Bond Index has averaged 15.39% since the Fund's inception, with the difference between the Fund's net asset value performance and that of the index primarily attributable to the Fund's operating and foreign tax expenses, which neither index is subject to. After adjusting for these expenses, which have averaged 2.25% since inception, the Fund has outperformed the Australian index as well.

-----------------------------------------------------------------------------------------------------------
          Annualized                                                                               Since
          Performance                            3 Months*     1 Year      3 Years     5 Years   Inception+
-----------------------------------------------------------------------------------------------------------
Fund Market Value(1)                               -0.34%       5.68%       6.89%       7.50%      11.43%
-----------------------------------------------------------------------------------------------------------
Fund Net Asset Value(2)                            -2.23%      11.16%       8.81%       9.82%      13.33%
-----------------------------------------------------------------------------------------------------------
Salomon Brothers US Gov't Bond Index(3)             0.79%       2.23%       5.08%       7.24%       7.99%
-----------------------------------------------------------------------------------------------------------
Salomon Brothers Australian Gov't Bond Index(4)    -2.12%      13.91%      10.05%      11.19%      15.39%
-----------------------------------------------------------------------------------------------------------

*         Not annualized.
+         Fund commenced operations November 28, 1986.
(1) Based on market value per share, adjusted for rights offerings, and assumes reinvestment of all distributions at reinvestment plan prices.
(2) Based on net asset value per share, adjusted for rights offerings, and assumes reinvestment of all distributions at the ex-dividend date net asset value. This measures the performance of the underlying Fund portfolio and may not be indicative of returns to investors.
(3)(4) The Salomon Brothers US and Australian Government Bond Indices are US$ based unmanaged indices.

          Please remember that past performance may not be indicative of future results.

-----------------
Kleinwort
Benson
Australian               Economic Review
Income Fund, Inc.
-----------------

capital expenditure and building approvals data, and the weakness in the consumption sector. Growth continued to be concentrated in certain areas of the economy, with some sectors continuing to struggle with adverse market conditions. More recently there have been signs, particularly in business confidence surveys, that the rate of growth may have stabilized in the early months of 1997.

     Retail trade figures have continued to reflect the weakness in the consumer sector. Real retail sales fell 1.3% over the December quarter, to be only 0.1% higher than in the December quarter of 1995. These figures were weaker than had been expected but anecdotal evidence from retailers suggests that January sales were strong, and improving conditions in the labor market, along with recent interest rate cuts should support retail sales in early 1997. Consumer sentiment remained reasonably subdued in late 1996 and early 1997, despite an improving labor market and reductions in official interest rates. The Westpac consumer sentiment index rose from 101.4 in October to 106.5 in January, before declining to 101.2 in February.

     The labor market improved slightly over the period under review, with the rate of unemployment falling from 8.8% in October to 8.6% in January. After falling 34,100 in September, the total number of persons employed has risen for four consecutive months by a total of 92,900. In addition the Australian Bureau of Statistics has revealed that the change to a telephone based survey may have resulted in the understatement of employment figures by 6,000-9,000 persons per month for the last six months. These figures suggest that the labor market should be supportive of a recovery in consumer spending in early 1997.

     Inflation continued to trend downwards over the second half of 1996. Headline CPI for the December quarter was 1.5% year on year, down from 2.1% in the September quarter. The Treasury underlying measure, which excludes the downward pressure of falling mortgage rates, was at 2.1% for the December quarter, close to the bottom of the Reserve Bank's 2%-3% target band. The strength of the Australian dollar over 1996 was a major restraint on import prices, particularly in the auto sector, where mainly Japanese imports were also affected by the weakness of the Yen. The benign releases of CPI over 1996 have been consistent with the very low deflator figures in the National Accounts.

     The main risk to future inflation, highlighted consistently in recent statements from the Reserve Bank, is the rate of wage inflation. Average weekly ordinary time earnings for the quarter to November 1996 were up 3.9% year on year, after a rise of 3.8% in the quarter to August. Wage inflation had been falling over late 1995 and early 1996, and the increase reported in the November 1996 figures raised fears that wage rises may be stabilizing at close to 4%. Settlements from enterprise bargaining agreements have continued to cause concern at the Reserve Bank, and trade union claims for a substantial increase in "safety net" wages will be a further pressure.

     The Australian current account deficit came in better than expected at A$1.4bn in December 1996, after a deficit of A$1.9bn in November, and the government forecast of A$20bn for 1996/97 should be achieved, or improved upon. However, the trade balance, which had driven much of the improvement in the current account over the past year, has displayed some deterioriation in recent months.

-----------------
Kleinwort
Benson
Australian               Economic Review
Income Fund, Inc.
-----------------

New Zealand

     The weakness seen in New Zealand economic growth over the first two quarters of 1996 continued into the third quarter of the year. The production measure of GDP rose 0.6% over the September quarter of 1996, to be 2.2% above September 1995 levels. Again, growth was concentrated in the service sector, and a large proportion of increase in manufacturing output went into the accumulation of inventories, with ongoing weakness in final demand. The export sector performed reasonably well, but was boosted by a rise in key commodity prices, which may not be a feature of the final quarter of 1996. December quarter retail sales showed continued weakness, falling 0.1% over the quarter, and offered an early indication that growth in the final quarter of 1996 may be disappointing.

     The current weakness in economic activity has still to feed into lower inflation, and underlying CPI was up 2.4% year on year in the December quarter, after 2.3% in the September quarter. The disparity between inflation in tradeable and non-tradeable goods continued, with the strength of the New Zealand dollar restraining tradeable prices, particularly in the auto sector. The housing sector was a significant contributor to December quarter inflation. However, more recent evidence from the retail sales figures and from the labor market suggests that weakness in domestic demand will eventually lead inflation lower. Employment fell by 0.5% over the December quarter, to be 2.1% above year ago levels, suggesting that weaker activity is finally feeding through to the labor market. The unemployment rate actually fell from 6.3% to 5.9% over the quarter, but this was a result of a large fall in the volatile participation rate.

     The inconclusive general election on October 12, 1996 was followed by protracted negotiations which finally resulted in a National/NZ First coalition government in December. The National Party's Jim Bolger remained as Prime Minister, and NZ First leader Winston Peters assumed the post of Treasurer. In terms of policy changes, the Reserve Bank of New Zealand's inflation target was widened to from 0%-2% to 0%-3%, but this had been expected and the main principles of the Reserve Bank Act remained in place. The slight increases in spending announced by the new coalition will be largely balanced in the short-term by a deferral of expected tax cuts.

Debt Markets

     The Reserve Bank of Australia reduced the official cash rate twice over the final quarter of 1996, from 7% to 6%, citing the downwards trend in inflation. The bond market was largely driven by the US Treasury market, and Australian bonds rallied in November and December, with ten year yields falling from 7.35% to 7%. However, in January, when stronger activity in the US sparked fears of an imminent rise in the Fed funds rate, the Australian bond market declined in line with the US Treasury market. Ten year yields ended the period under review little changed at 7.41%, with the yield premium over US bonds declining slightly to just below 1%.

     The weakening of the New Zealand economy and expectations of future improvements in inflation led the Reserve Bank of New Zealand (RBNZ) to allow cash rates to decline from 9% to 7.5% over the quarter. The New Zealand bond market, like its Australian counterpart, closely tracked the US Treasury market over the period. Ten year yields in

-----------------
Kleinwort
Benson
Australian               Economic Review
Income Fund, Inc.
-----------------

New Zealand declined from 7.24% at the beginning of November to a low of 6.94% in early December. However the New Zealand bond market then declined over the remainder of the period, and yields rose to 7.34% at the end of January.

Australian and New Zealand Dollars

     The Australian dollar declined against the US dollar over the period under review, falling from US$0.788 to US$0.762. Its performance in trade-weighted terms was slightly better, with the index almost unchanged over the period. The A$/US$ rate was depressed by reductions in short-term interest rates and an increasing expectation of further cuts in the near future. In addition, the strong demand for Australian dollar assets from Japanese investors, keen to take advantage of the large yield premium over the Yen, decreased sharply. A third factor working against the currency was the decline in the gold price, sparked by falling demand from central banks. Since the end of January, interest rate expectations have been revised upwards in light of recent evidence on potential wage pressures. Therefore the currency, which has stabilized, should receive some support going forward.

     The New Zealand dollar rose in trade-weighted terms but underperformed a rising US dollar. On a trade-weighted basis the NZ$ rose from 67.3 at the end of October to 68.3 at the end of January, but against the US$ the currency fell from $0.708 to $0.688 over the same period. The fall in short-term interest rates led to a decline in demand for the currency, especially Japanese demand for short dated NZ$ eurobond issues. However, the RBNZ's hawkish stance on inflation seems to have been little changed by the new coalition government, and the currency has remained well supported. The Governor of the RBNZ has again stated that he would prefer to see a higher interest rate/lower currency monetary policy mix, but foreign exchange markets seem unwilling to comply.

-----------------
Kleinwort
Benson
Australian               Portfolio of Investments and Cash on Deposit
Income Fund, Inc.                                               January 31, 1997
-----------------                                                    (Unaudited)

Long-Term Investments -- 97.1%

Principal Amount                                                                                                        Value (US$)
----------------                                                                                                        ------------
Australian Government and Semi-Government Bonds -- 64.4%
                        Australian Government Bonds -- 17.7%
     A$ 6,000,000       Commonwealth Government Bond                        12.5% due 9/15/97....................       $  4,756,145
       12,000,000       Commonwealth Government Bond                        12% due 11/15/01.....................         11,027,184
        6,000,000       Commonwealth Government Bond                        10% due 2/15/06......................          5,334,630
                                                                                                                        ------------
                                                                            .....................................         21,117,959
                                                                                                                        ------------
                        Government and Semi-Government Bonds with Eurobond Structure -- 39.0%
     A$ 5,000,000       Australian Industrial Development Corp.             9.25% due 2/17/03....................          4,136,423
        1,300,000       State Bank of New South Wales                       9.25% due 2/18/03....................          1,074,231
       16,450,000       Queensland Treasury Corp.                           8% due 5/14/03.......................         12,987,072
        6,500,000       South Australian Finance Authority                  7.75% due 6/30/03....................          5,048,339
       22,400,000       Queensland Treasury Corp.                           6.5% due 6/14/05.....................         15,996,346
        2,200,000       Treasury Corp. of Victoria                          9% due 6/27/05.......................          1,810,479
        1,000,000       Commonwealth Bank of Australia                      9% due 8/15/05.......................            823,426
        6,500,000       New South Wales Treasury Corp.                      6.5% due 5/1/06......................          4,584,987
                                                                                                                        ------------
                                                                            .....................................         46,461,303
                                                                                                                        ------------
                        Other Semi-Government Bonds -- 7.7%
     A$ 6,500,000       Western Australia Treasury Corp.                    12.5% due 4/1/98....................           5,325,448
        4,000,000       Victorian Public Finance Authority                  12.5% due 10/15/03..................           3,874,201
                                                                                                                        ------------
                                                                            .....................................          9,199,649
                                                                                                                        ------------
Total Australian Government and Semi-Government Bonds -- (Cost $67,681,925) .....................................         76,778,911
                                                                                                                        ------------
Eurobonds -- 25.9%
     A$ 2,500,000       Deutsche Bank Australia                             9.75% due 4/8/97.....................          1,919,342
        5,800,000       Toyota Motor Credit Corp.                           10.75% due 3/6/98....................          4,638,125
        2,500,000       Unilever Australia Ltd.                             12% due 4/8/98.......................          2,031,337
        3,500,000       DSL Finance N.V.                                    10.25% due 4/7/00....................          2,921,815
        6,000,000       Morgan Guaranty Trust Co.                           8% due 4/18/01.......................          4,723,473
        2,000,000       Bayerische Vereinsbank AG                           8.75% due 5/17/01....................          1,613,966
        3,300,000       Export Finance & Insurance Corp.                    9% due 3/26/03.......................          2,696,063
        2,000,000       Bayerische Vereinsbank AG                           10.25% due 10/28/04..................          1,740,947
        5,000,000       KFW International Finance                           9.125% due 7/26/05...................          4,146,681
        5,000,000       Eurofima                                            9.875% due 1/17/07...................          4,381,348
                                                                                                                        ------------
Total Eurobonds -- (Cost $29,243,713)                                       .....................................         30,813,097
                                                                                                                        ------------
Australian Corporate Bond -- 2.9%
     A$ 4,000,000       National Australia Bank                             12% due 7/15/99 -- (Cost $3,153,736)           3,425,153
                                                                                                                        ------------
New Zealand Government Bond -- 3.9%
    NZ$ 6,600,000       New Zealand Government Bond                         10% due 7/15/97 -- (Cost $4,541,349)           4,597,491
                                                                                                                        ------------
Total Long-Term Investments -- (Cost $104,620,223)                          .....................................        115,614,652
                                                                                                                        ------------
Cash on Deposit -- 0.5%

      A$  774,129       Brown Brothers Harriman & Co., upon demand at 5%    .....................................            590,390
     US$   35,382       Brown Brothers Harriman & Co., upon demand at 4.25% .....................................             35,382
                                                                                                                        ------------
Total Cash on Deposit -- (Cost $639,767)                                    .....................................            625,772
                                                                                                                        ------------
Total Portfolio of Investments and Cash on Deposit -- 97.6% (Cost $105,259,990)..................................        116,240,424
Other Assets less Liabilities -- 2.4%                                       .....................................          2,813,974
                                                                                                                        ------------
Net Assets -- 100.0%                                                        .....................................       $119,054,398
                                                                                                                        ============

-----------------
Kleinwort
Benson
Australian               Financial Summary
Income Fund, Inc.                    for the Three Months ended January 31, 1997
-----------------                                                    (Unaudited)

                                                                 Net Asset Value
                                                Total Net Assets    Per Share
                                                ----------------    ---------
Beginning of period, November 1, 1996 .......    $ 124,501,149       $10.41
                                                 -------------       ------
  Net investment income* ....................        2,315,505         0.19
  Net realized gain on:
    Investment transactions* ................           27,141         0.00
      Foreign currency transactions** .......          529,578         0.05
    Change in unrealized appreciation on:
      Investments* ..........................         (847,455)       (0.07)
      Foreign currency denominated assets
        and liabilities** ...................       (4,781,742)       (0.40)
    Dividends paid from net investment income       (2,689,778)       (0.22)
                                                 -------------       ------
  Net decrease in net asset value ...........       (5,446,751)       (0.45)
                                                 -------------       ------
End of period, January 31, 1997 .............    $ 119,054,398       $ 9.96
                                                 =============       ======


* Net increase in net assets before net foreign currency loss and dividends paid was $1,495,191, equal to $0.12 per share.

** Net realized and unrealized foreign currency loss was ($4,252,164), equal to ($0.35) per share.

The financial statements contained in this report were not audited and, accordingly, no opinion is expressed on them.

-----------------
Kleinwort
Benson
Australian               Dividend Reinvestment and Cash Purchase Plan
Income Fund, Inc.        Tax Information                             (Unaudited)
-----------------

Dividend Reinvestment and Cash
Purchase Plan

     The Fund offers to shareholders a Dividend Reinvestment Plan which provides participants with a prompt and simple way to reinvest their income dividends and capital gain distributions in additional Fund shares. If you choose to participate in the Plan, your income dividends and capital gain distributions will automatically be reinvested in Fund shares at the lower of market price or net asset value, at up to a 5% discount from market price, on valuation date. The Plan also includes a Cash Purchase option which provides Reinvestment Plan participants with the opportunity to make additional cash investments in Fund shares directly through the Plan Agent.

     The Plan is entirely voluntary and, subject to the terms and conditions of the Plan, you may join or withdraw at any time. A brochure with more information, including the full terms and conditions, and an application is available from the Plan Agent, Boston EquiServe, telephone (800) 730-6001.

     If you wish to participate and your shares are registered in your name, simply complete and return the application form. If your shares are held in the name of a brokerage firm, bank or other nominee, your shares may need to be re-registered in your own name in order for you to participate. Please consult your broker to determine what needs to be done to arrange for you to join the Plan.

Tax Information

     In accordance with United States Federal income tax regulations, a summary for the fiscal year ended December 31, 1996, of the dividends and distributions paid for Federal income tax purposes on a per share basis is listed below.

Distributions to Shareholders:
------------------------------
     Dividends .............................................       $ 0.8100
     Foreign Taxes (Australia) .............................         0.0414
                                                                   --------
     Total Distributions ...................................       $ 0.8514
                                                                   ========

Distributions by Source:
------------------------
     Ordinary Income, Foreign Source:
       Australia ...........................................       $ 0.8185
       New Zealand .........................................         0.0303
                                                                   --------
       Total Foreign Source ................................         0.8488
     Ordinary Income, U.S. Source ..........................         0.0026
                                                                   --------
     Total Distributions ...................................       $ 0.8514
                                                                   ========

     For 1996 the Fund has elected to treat the foreign taxes paid by it as having been paid proportionately by its shareholders. These foreign taxes have been allocated and reported according to the above schedule.

       Shareholders can generally use this foreign tax amount, which is reported in Box 3 on Form 1099-DIV, to claim either a tax credit or an itemized deduction on their U.S. Federal tax return. IRS Form 1116 should be used to apply for a tax credit while for a deduction the amount of foreign taxes paid should be included on IRS Schedule A.

     If you require further tax information please consult your tax advisor.

     Please note that if you report for Federal income tax purposes on a calendar year basis, amounts which should be included in your 1996 return should be based on the Form 1099-DIV provided to you in January 1997.

Directors and Officers

Sir Robert C. Cotton
Director and Chairman of the Board
Sydney, Australia

David M. Felder
Director and President
London, England

James J. Foley
Director
Belmont, MA

Leonard T. Hinde
Director
Cremorne, NSW, Australia

The Earl of Limerick
Director
London, England

Nigel S. MacEwan
Director
Darien, CT

G. William Miller
Director and Deputy Chairman of the Board
Washington, DC

Michael Fortier
Secretary and Treasurer
New York, NY


Investment Advisor

Kleinwort Benson Investment
Management Americas Inc.
New York, NY


     Kleinwort
     Benson
     Australian
     Income Fund, Inc.

     75 Wall Street
     New York, NY 10005
     (800) 237-4218